SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 27, 2004


                                 Illumina, Inc.
             (Exact name of registrant as specified in its charter)

                                    000-30361
                            (Commission File Number)

               Delaware                                 33-0804655
    (State or other jurisdiction of       (I.R.S. Employer Identification No.)
           incorporation)


                  9885 Towne Centre Drive, San Diego, CA 92121
             (Address of principal executive offices, with zip code)

                                 (858) 202-4500
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)



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 Item 7.          Financial Statements and Exhibits.

    (c) Exhibits.

          99.1 Press release dated January 27, 2004 announcing Illumina Inc.'s financial results for the quarter and year ended
                 December 28, 2003.

Item 12.          Results of Operations and Financial Condition.

                  On January 27, 2004, Illumina, Inc. issued a press release announcing financial results for the three months and year ended December 28, 2003. A copy of this press release is attached hereto as
         Exhibit 99.1. This information and the exhibits hereto, are being furnished and shall not be deemed to be "filed" for the purposes of
         Section 18 of, or otherwise regarded as filed under, the Securities and Exchange Act of 1934, as amended. The information in this report shall not be incorporated by reference into any filing of Illumina, Inc. with the SEC, whether made before or after the date hereof, regardless of any general incorporation language in such filings.




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           ILLUMINA, INC.



Date:  January 27, 2004                    By: /s/ TIMOTHY M. KISH
                                              ------------------------------
                                                Timothy M. Kish
                                                Chief Financial Officer








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